UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C. 20549

                                 FORM 8-K

                             CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)     December 19, 2005
                                                ______________________________


                            GS FINANCIAL CORP.
______________________________________________________________________________
          (Exact name of registrant as specified in its charter)



        Louisiana                      000-22269                   72-1341014
______________________________________________________________________________
(State or other jurisdiction    (Commission File Number)         (IRS Employer
of incorporation)                                          Identification No.)



3798 Veterans Boulevard, Metairie, Louisiana                          70002
______________________________________________________________________________
(Address of principal executive offices)                           (Zip Code)



Registrant's telephone number, including area code     (504) 457-6220
                                                  ____________________________



                              Not Applicable
______________________________________________________________________________
        (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
            --------------------------------------------------------------------

     GS Financial Corp. (the "Company") received notice on December 19, 2005 that Jerry Sintes was resigning from his position as Chief Financial Officer of the Company. Mr. Sintes indicated that he was leaving the New Orleans area as a result of Hurricane Katrina and has taken a position with a financial institution in Florida. For additional information, reference is made to the press release attached hereto as Exhibit 99.1.


Item 8.01   Other Events
            ------------

     On December 22, 2005, the registrant issued a press release announcing the resignation of Mr. Sintes. A copy of the press release is attached hereto as
Exhibit 99.1 and is incorporated herein by reference.


Item 9.01   Financial Statements and Exhibits
            ---------------------------------

       (a)  Not applicable.

       (b)  Not applicable.

       (c)  Not applicable.

       (d) The registrant's press release, dated December 22, 2005, is attached hereto as Exhibit 99.1.

























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                                SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              GS FINANCIAL CORP.



Date:  December 22, 2005      By: /s/ Stephen E. Wessel
                                 ----------------------------------------
                                 Stephen E. Wessel
                                 President and Chief Executive Officer



































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                              EXHIBIT INDEX


        Exhibit No.      Description
        --------------   -------------------------------------------

        99.1             Press release dated December 22, 2005